Exhibit 21

Where Incorporated
Lennar Corporation	Delaware

Subsidiaries of Lennar Corporation
208 Meadowview Farms, Ltd.	Texas
56th And Lone Mountain, L.L.C.	Arizona
5800 Third Street Partners, LLC	California
Acme Water Supply & Management Company	Florida
Alma Del Lagos, L.L.C.	Arizona
American Hotel Lofts - Greystone, LLC	California
AmeriStar Financial Services, Inc.	California
Ann Arundel Farms, Ltd.	Texas
Aquaterra Utilities, Inc.	Florida
ARBOR WEST, LLC	Delaware
ARBORETUM - PCC III, LLC	Delaware
Arboretum Holdings, LLC	Delaware
ARBORWEST-INT-STRAWBERRY COURT, LLC	Delaware
Asbury Woods L.L.C.	Illinois
Autumn Creek Development Limited Partnership	Texas
Avalon Sienna III L.L.C.	Illinois
B. Andrews & Co., Inc.	Maryland
Barnsboro Associates, LLC	New Jersey
Bayhome USH, Inc.	Florida
Bayvest, L.L.C.	Florida
Bella Oaks L.L.C.	Illinois
Bennetts Village LLC	New Jersey
Bermuda Springs Developers Joint Venture	Nevada
BHF/LH at Amerige Heights, LLC	Delaware
Bickford Holdings, LLC	Nevada
Boca Greens, Inc.	Florida
Boca Isles South Club, Inc.	Florida
Boggy Creek LLC	Florida
Boggy Creek USH, Inc.	Florida
Bramalea California Properties, Inc.	California
Bramalea California Realty, Inc.	California
Bramalea California, Inc.	California
Brazoria County LP, Inc.	Nevada
Bressi Gardenlane, LLC	Delaware
Brewer Baseline Investors, LLC	California
Brookfield Bay Area Holdings, Inc.	California
Builders Acquisition Corp.	Delaware
Builders LP, Inc.	Delaware
C/L JV Holdings Limited Partnership	Florida
Cambria L.L.C.	Illinois
Cantera Village L.L.C.	Illinois
Canyon View Development, LLC	Colorado
Capevest, L.L.C.	Florida
Cary Woods L.L.C.	Illinois
Chancellor Place, L.L.C.	New Jersey
Chantilly Green Joint Venture, L.L.C.	Virginia
Cibola Vista Community Development, L.L.C.	Arizona
Claremont Ridge L.L.C.	Illinois

Claridge Estates L.L.C.	Illinois
Clodine-Bellaire LP, Inc.	Nevada
Club Pembroke Isles, Inc.	Florida
Club Tampa Palms, Inc.	Florida
Colonial Heritage LLC	Virginia
Colony Escrow, Inc.	Washington
Columbia Station L.L.C.	Illinois
Concord at Bridlewood L.L.C.	Illinois
Concord at Cornerstone Lakes L.L.C.	Illinois
Concord at Interlaken L.L.C.	Illinois
Concord at Meadowbrook L.L.C.	Illinois
Concord at Pheasant Run Trails L.L.C.	Illinois
Concord at Ravenna L.L.C.	Illinois
Concord at the Glen L.L.C.	Illinois
Concord at Zurich Village L.L.C.	Illinois
Concord City Centre L.L.C.	Illinois
Concord Hills Limited Partnership	Illinois
Concord Hills, Inc.	Illinois
Concord Homes, Inc.	Delaware
Concord Lake Limited Partnership	Illinois
Concord Lake, Inc.	Illinois
Concord Mills Estates L.L.C.	Illinois
Concord Mills Limited Partnership	Illinois
Concord Oaks Limited Partnership	Illinois
Concord Oaks, Inc.	Illinois
Concord Park Limited Partnership	Illinois
Concord Park, Inc.	Illinois
Concord Pointe Limited Partnership	Illinois
Concord Pointe, Inc.	Illinois
Continental Escrow Company	California
Corta Bella Holdings, LLC	Delaware
Coto de Caza, Ltd.	California
Country Club Development at the Fort, LLC	California
Country Club Development, LLC	California
Countryplace Golf Course, Inc.	Texas
Coventry L.L.C.	Illinois
Crismon & Baseline, L.L.C.	Arizona
Crowne Hill 100 Holdings, LLC	Delaware
Custer/Hedgecoxe L.L.C.	Texas
Cypress Shadow Development, L.L.C.	Florida
Dalco Land Limited Liability Company	Colorado
DCA Financial Corporation	Florida
DCA NJ Realty, Inc.	New Jersey
DCA of Lake Worth, Inc.	Florida
DCA of New Jersey, Inc.	New Jersey
Don Galloway Homes, LLC	Delaware
E.M.J.V. Corp.	Florida
Eagle Bend Commercial, LLC	Colorado
Eagle Home Mortgage, Inc.	Washington
East Meadows Joint Venture	Florida

Edgewater Reinsurance, Ltd.	Turks & Caicos Islands
Edwards Landing, L.L.C.	Virginia
El Dorado Development, LLC	Delaware
Elk Grove 82 Partnership	California
Elkhorn Ranch Venture, LLC	Colorado
Enclave Land, L.L.C.	Illinois
ERMLOE, LLC	Florida
Estates Seven, LLC	Delaware
F.P. Construction Corp.	Delaware
Fidelity Guaranty and Acceptance Corporation	Delaware
Florida Title Consultants	Florida
Fortress Holding - Virginia, LLC	Delaware
Fortress Illinois, LLC	Delaware
Fortress Management, Inc.	Texas
Fortress Missouri, LLC	Delaware
Fortress Mortgage, Inc.	Delaware
Fortress Pennsylvania Realty, Inc.	Pennsylvania
Fortress Pennsylvania, LLC	Delaware
Fortress-Florida, Inc.	Delaware
Fox-Maple Associates, LLC	New Jersey
Foxwood L.L.C.	Illinois
FR Exchanges, Inc.	Colorado
Francisco Oaks, LLC	California
Friendswood Development Company, Ltd.	Texas
Fulton Homes Corporation	Arizona
Galloway Enterprises, LLC	Delaware
Gateway Commons, L.L.C.	Maryland
Genesee Communities I, Inc.	Colorado
Genesee Communities II, LLC	Colorado
Genesee Communities III, Inc.	Colorado
Genesee Communities IV, LLC	Colorado
Genesee Communities IX, LLC	Colorado
Genesee Communities V, LLC	Colorado
Genesee Communities VI, LLC	Colorado
Genesee Communities VII, LLC	Colorado
Genesee Communities VIII, LLC	Colorado
Genesee Venture, LLC	Colorado
Glenview Reserve L.L.C.	Illinois
Glenview Reserve, LLC	Illinois
Glenwood Investors, L.L.C.	Maryland
Golf Associates, LLC	New Jersey
Grand Isle Club, Inc.	Florida
Greenbriar at River Valley, Ltd.	Ohio
Greenfield/Waterbury L.L.C.	Illinois
Greentree Holdings, LLC	New Jersey
Greystone Construction, Inc.	Arizona
Greystone Hidden Meadows, LLC	Delaware
Greystone Homes of Nevada, Inc.	Delaware
Greystone Homes, Inc.	Delaware
Greystone Nevada, LLC	Delaware
Greywes, LLC	California

Hallston Burbank LLC	Delaware
Harbourvest, L.L.C.	Florida
Harris County LP, Inc.	Nevada
Harveston, LLC	Delaware
Haverford Venture L.L.C.	Illinois
Haverton L.L.C.	Illinois
HCC Investors, LLC	Delaware
Heartland Colorado, LLC	Colorado
Heathcote Commons LLC	Virginia
Heritage at Hawk Ridge, L.L.C.	Missouri
Heritage at Miami Bluffs, LLC	Ohio
Heritage Harbour Realty, Inc.	Florida
Heritage Housing Group, Inc.	Maryland
Heritage Hunt Commercial, LLC	Virginia
Heritage Lakes, LLC	Florida
Heritage of Auburn Hills, L.L.C.	Michigan
Heritage Pines, LLC	North Carolina
Heritage Ridge, LLC	Georgia
Heritage USH, Inc.	Florida
Hickory Ridge, Ltd.	Texas
Homecraft Corporation	Texas
Hometrust Insurance Company	Vermont
Homevest, L.L.C	Florida
Homeward Development Corporation	Florida
Imperial Homes Corporation	Florida
Impressions L.L.C.	Illinois
Inactive Corporations, Inc.	Florida
Independence L.L.C.	Virginia
Independence Land Title Company, LLC	Texas
Institutional Mortgages, Inc.	Florida
Kings Lake TH, LLC	Florida
Kings Ridge Golf Corporation	Florida
Kings Ridge Recreation Corporation	Florida
Kings Wood Development Company, L.C.	Florida
Kings Wood Development Corporation	Florida
L/Cleve Holdings Limited Partnership	Florida
La Canada Holding Company	California
Laguna-Stonelake, LLC	California
Landmark Homes, Inc.	North Carolina
LandSource Communities Development LLC	Delaware
LandSource Communities Development Sub LLC	Delaware
Laureate Homes of Arizona, Inc.	Arizona
Laurel Creek Associates, LLC	Delaware
Legacy Homes, Inc.	North Carolina
Legends Club, Inc.	Florida
Legends Golf Club, Inc.	Florida
LEN - Inland, LLC	Delaware
LEN-Brentwood II, LLC	California
LEN-Carmel Oaks, LLC	Delaware
LEN-El Dorado Hills II, LLC	Delaware
LEN-Greystone Torrey Highlands, LLC	Delaware
LEN-Hiddenbrooke II Sub, LLC	California

LEN-Highland Park LLC	Delaware
LEN-Lakeside, LLC	California
LEN-Machado Partners, LLC	Delaware
LEN-Murrieta Springs, LLC	Delaware
LEN-OBS Windemere, LLC	Delaware
LEN-Rivermark Greens, LLC	Delaware
LEN-Rivermark Promenade, LLC	Delaware
LEN-SCGA50, LLC	Delaware
LEN-SCGA60, LLC	Delaware
LEN-Windemere Village 11, LLC	Delaware
LEN-Windemere Village 15, LLC	Delaware
LEN-Woodlands, LLC	Delaware
LENH I, LLC	Florida
Lennar - BVHP, LLC	California
Lennar Acquisition Corp. II	California
Lennar Alta Vista, LLC	Delaware
Lennar Americanos Douglas, LLC	California
Lennar Associates Management Holding Company	Florida
Lennar Associates Management, LLC	Delaware
Lennar Aviation, Inc.	Delaware
Lennar Bakersfield, Inc.	Delaware
Lennar Bressi Carlsbad, LLC	California
Lennar Bressi Ranch Venture, LLC	California
Lennar Bridges, LLC	California
Lennar Central Park, LLC	Delaware
Lennar Central Region Sweep, Inc.	Nevada
Lennar Charitable Housing Foundation	California
Lennar Coastal Development Group II, LLC	Florida
Lennar Communities Development, Inc.	Delaware
Lennar Communities of Carolina, Inc.	Delaware
Lennar Communities of Florida, Inc.	Florida
Lennar Communities of South Florida, Inc.	Florida
Lennar Communities, Inc.	California
Lennar Construction, Inc.	Arizona
Lennar Coto Holdings, L.L.C.	California
Lennar Developers, Inc.	Florida
Lennar Developers, Inc. II	Florida
Lennar Developers, Inc. III	Florida
Lennar Family of Builders GP, Inc.	Delaware
Lennar Family of Builders Limited Partnership	Delaware
Lennar Financial Services, LLC	Florida
Lennar Fresno, Inc.	California
Lennar Greer Ranch Venture, LLC	California
Lennar Homes Holding Corp.	Delaware
Lennar Homes of Arizona, Inc.	Arizona
Lennar Homes of California, Inc.	California
Lennar Homes of Texas Land and Construction, Ltd.	Texas
Lennar Homes of Texas Sales and Marketing, Ltd.	Texas
Lennar Homes, Inc.	Florida
Lennar Houston Land, LLC	Texas
Lennar Huntington Beach, LLC	California

Lennar Insurance Services, Inc.	Florida
Lennar La Paz Limited, Inc.	California
Lennar La Paz, Inc.	California
Lennar Land Partners	Florida
Lennar Land Partners II	Florida
Lennar Land Partners Sub II, Inc.	Nevada
Lennar Land Partners Sub, Inc.	Delaware
Lennar Mare Island LLC	California
Lennar Military Housing, Inc.	Delaware
Lennar Moorpark, L.L.C.	Delaware
Lennar Mote Ranch, Ltd.	Florida
Lennar MS Legacy, LLC	Delaware
Lennar Nevada Investments, a Nevada general partnerhship	Nevada
Lennar Nevada, Inc.	Nevada
Lennar Northland I, Inc.	California
Lennar Northland II, Inc.	California
Lennar Northland III, Inc.	California
Lennar Northland IV, Inc.	California
Lennar Northland V, Inc.	California
Lennar Northland VI, Inc.	California
Lennar Northpointe North, LLC	California
Lennar Pacific Properties Management, Inc.	Delaware
Lennar Pacific Properties, Inc.	Delaware
Lennar Pacific, Inc.	Delaware
Lennar Pacific, L.P.	Delaware
Lennar Realty Trust	Maryland
Lennar Realty, Inc.	Florida
Lennar Renaissance, Inc.	California
Lennar Reno, LLC	Nevada
Lennar Sacramento, Inc.	California
Lennar Sales Corp.	California
Lennar San Jose Holdings, Inc.	California
Lennar Sierra Sunrise, LLC	California
Lennar Southland I, Inc.	California
Lennar Southland II, Inc.	California
Lennar Southland III, Inc.	California
Lennar Southwest Holding Corp.	Nevada
Lennar Stevenson Holdings, L.L.C.	California
Lennar Stonelake, LLC	California
Lennar Sun Ridge, LLC	California
Lennar Sunrise, LLC	California
Lennar Sycamore Creek, LLC	California
Lennar Texas Holding Company	Texas
Lennar Trading Company, LP	Texas
Lennar Winncrest, LLC	Delaware
Lennar-Century 8th Street Developers	Florida
Lennar-Intergulf (Little Italy), LLC	Delaware
Lennar-Kings Lake, Inc.	Florida
Lennar-Lantana Boatyard, Inc.	Florida
Lennar-Tamarac-Apartments, Inc.	Florida
Lennar.Com, Inc.	Florida
Lennar/LNR Camino Palomar, LLC	California

Lennarstone Marketing Group, LLC	Arizona
Lenwin 1, LLC	California
Lewis and Clark Title Company, Inc.	Missouri
LFS Holding Company, LLC	Delaware
LH Eastwind, LLC	Florida
LH-EH Layton Lakes Estates, L.L.C.	Arizona
LHI Renaissance, LLC	Florida
LL Partners, Inc.	Nevada
LN, L.L.C.	Florida
LNR Lennar Brannan Street, LLC	California
LNR Meadowlark, LLC	California
LNR NWHL Holdings, Inc.	Delaware
LNR-Lennar 250 Brannan Street, LLC	California
LNR-Lennar 41 Federal, LLC	California
LNR-Lennar Brannan Street, LLC	California
LNR-Lennar Temescal Holdings, LLC	California
Long Point Development Corporation	Texas
Lori Gardens Associates, L.L.C.	New Jersey
Lorton Station, LLC	Virginia
LPC One Development Partners, LLC	Delaware
LSC Associates	Florida
LSC Associates, Joint Venture	Florida
Lucerne Merged Condominiums, Inc.	Florida
Lundgren Bros. Construction, Inc.	Minnesota
Lyon Moorpark, L.P.	Delaware
M.A.P. Builders, Inc.	Florida
Madrona Ridge L.L.C.	Illinois
Madrona Village L.L.C.	Illinois
Madrona Village Mews L.L.C.	Illinois
Majestic Woods, LLC	New Jersey
Marble Mountain Partners, LLC	Delaware
Marlborough Development Corporation	California
Marlborough Financial Corporation	California
Marlborough Mortgage Corporation	California
Maywood L.L.C.	Virginia
Melbourne Woods L.L.C.	Illinois
Melrose Park Joint Venture	Florida
Meritus Title Company	California
Mid America Title Company	Illinois
Mid-County Utilities, Inc.	Maryland
Midland Housing Industries Corp.	California
Midland Investment Corporation	California
Mill Branch Associates, LLC	New Jersey
Millennium Ventures Limited Partnership, LLP	Florida
Millennium Ventures Management Company, Ltd., L.L.P.	Florida
Mission Viejo 12S Venture, LP	California
Mission Viejo Holdings, Inc.	California
Moffett Meadows Partners, LLC	Delaware
Montgomery Crossings L.L.C.	Illinois
Moreno Valley Lakes 146-Via Del Rey, LLC	Delaware
Mulberry Grove L.L.C.	Illinois
Murietta Holdings, LLC	Delaware

Natomas Estates, LLC	California
NC Builders Acquisition Corp.	Delaware
Netter Woods, LLC	New Jersey
New Home Brokerage, Inc.	Florida
NGMC Finance Corporation, IV	Florida
North American Asset Development Corporation	California
North American Real Estate Services, Inc.	California
North American Title Agency of Arizona, Inc.	Arizona
North American Title Company	Florida
North American Title Company of Colorado	Colorado
North American Title Company, Inc.	California
North American Title Group, Inc.	Florida
North American Title Insurance Company	California
North American Title Insurance Corporation	Florida
North County Land Company, LLC	California
North Vineyard Station Implementation Group, LLC	California
Northbridge L.L.C.	Illinois
Northern Land Company, LLC	Colorado
Northgate Highlands Development II, LLC	Colorado
Northgate Highlands Development, LLC	Colorado
Northpointe North, LLC	California
NuHome Designs, L.L.C.	Texas
NWHL Acquisition L.P.	California
NWHL GP LLC	Delaware
NWHL Investment LLC	Delaware
Oceanpointe Development Corporation	Florida
Ogden Pointe at the Wheatlands L.L.C.	Illinois
Ogden Pointe L.L.C.	Illinois
Orrin Thompson Construction Company	Minnesota
Orrin Thompson Homes Corp.	Minnesota
Palm Springs Classic, LLC	California
Palmdale 101 Venture	Unincorporated entity
Paparone Construction Co.	New Jersey
Parc Chestnut L.L.C.	Illinois
Patriot Homes of Virginia, Inc.	Virginia
Patriot Homes, Inc.	Maryland
PCC III - CAPSTONE, LLC	Delaware
PCC III - CROWNE HILL 100, LLC	Delaware
PCC III - INT - OAK COMMUNITIES, LLC	California
PCC III - INT CROWNE HILL, LLC	Delaware
PCC III - OAK COMMUNITIES, LLC	Delaware
PCC III - VIA DEL REY, LLC	Delaware
PDC Fairway Village, Ltd.	Texas
Perris Green Valley Associates	California
Pinery Retail Center & Business Park, LLC	Colorado
Placer Vineyards, LLC	California
Plum-Lundgren Joint Venture I, LLC	Minnesota
Polo Club L.L.C.	Illinois
Polo Club Pointe L.L.C.	Illinois
Pratt Avenue L.L.C.	Illinois
Prestonfield L.L.C.	Illinois
Pride Homes Mortgage, LLC	Florida

Providence Glen L.L.C.	Illinois
Quest Testing	Texas
Raintree Village L.L.C.	Illinois
Rancho Summit LLC	California
REGTC, Inc. d/b/a North American Title Company	Texas
Renaissance Place Hyde Park L.L.C.	Illinois
Reserve at River Park, LLC	New Jersey
Restoration Development, LLC	Minnesota
Rivendell Joint Venture	Florida
Rivenhome Corporation	Florida
Rivermark Partners, LLC	California
Riverwalk at Waterside Island, LLC	Florida
Riviera Land Corp.	Florida
Roseridge Development, LLC	California
Rottlund Advantage, LLC	Florida
RRKTG Lumber, LLC	Delaware
Rutenberg Homes of Texas, Inc.	Texas
Rutenberg Homes, Inc. (Florida)	Florida
Rye Hill Partners, LLC	New York
S. Florida Construcion, LLC	Florida
S. Florida Construction II, LLC	Florida
S. Florida Construction III, LLC	Florida
San Felipe Indemnity Co., Ltd.	Bermuda
Santa Ana Transit Village, LLC	California
Santa Clarita 700, LLC	Delaware
Savannah Development, Ltd.	Texas
Savell Gulley Development Corporation	Texas
SEA Joint Venture, LLC	Colorado
Seppala Homes, Inc.	South Carolina
SFHR Management, L.L.C.	Illinois
Silver Lakes-Gateway Clubhouse, Inc.	Florida
SLTC, Inc.	Texas
Sonoma L.L.C.	Illinois
Sossaman Estates, L.L.C.	Arizona
Spanish Springs Development, LLC	Nevada
Spring Ridge Development, Ltd.	Texas
St. Andrews at Kings Point, Tamarac, Ltd.	Florida
State Home Acceptance Corporation	Florida
Stetson Venture II, LLC	Arizona
Stevenson Ranch Venture LLC	Delaware
Stoney Corporation	Florida
Stoneybrook Clubhouse West, Inc.	Florida
Stoneybrook Clubhouse, Inc.	Florida
Stoneybrook Golf Club, Inc.	Florida
Stoneybrook Golf Management, L.L.C.	Florida
Stoneybrook Joint Venture	Florida
Strategic Cable Technologies, L.P.	Texas
Strategic Holdings, Inc.	Nevada
Strategic Technologies Communications of California, Inc.	California
Strategic Technologies, Inc.	Florida
Summerway Investment Corp.	Florida
Summerwood, L.L.C.	Maryland

Summit Acquisition Corp.	Delaware
Summit Development Corporation	Illinois
Summit Enclave, L.L.C.	Illinois
Summit Fields, L.L.C.	Illinois
Summit Glen, L.L.C.	Illinois
Summit Land, L.L.C.	Illinois
Summit Ridge 23, L.L.C.	Illinois
Summit Townes, L.L.C.	Illinois
Summit-Meadowbrook, L.L.C.	Illinois
Summit-Reserve, L.L.C.	Illinois
Sunstar Enterprises, LLC	Delaware
T/L Huntington Beach, LLC	Delaware
Temecula Valley, LLC	Delaware
Texas Professional Title, Inc. d/b/a North American Title Company	Texas
Texas-Wide General Agency, Inc.	Texas
The Bridges at Rancho Santa Fe Sales Company, Inc.	California
The Bridges Club at Rancho Santa Fe, Inc.	California
The Club at Stoneybrook, Inc.	Florida
The Courts of Indian Creek L.L.C.	Illinois
The Fortress Group, Inc.	Delaware
The Grande By Lennar Builders, Inc.	Florida
The Homeward Foundation	Texas
The Sentinal Title Corporation	Maryland
The Sentinel Title Corporation	Maryland
The Sexton L.L.C.	Illinois
TitleAmerica Insurance Corporation	Florida
Treasure Island Community Development, LLC	California
Tustin Villas Partners, LLC	Delaware
Tustin Vistas Partners, LLC	Delaware
U.S. Home & Development Corporation	Delaware
U.S. Home Acceptance Corporation	Delaware
U.S. Home Associates Management, Inc.	Delaware
U.S. Home Corporation	Delaware
U.S. Home Corporation of New York	New York
U.S. Home Mortgage Corporation	Florida
U.S. Home of Arizona Construction Co.	Arizona
U.S. Home of Colorado Real Estate, Inc.	Colorado
U.S. Home of Colorado, Inc.	Colorado
U.S. Home of West Virginia, Inc.	West Virginia
U.S. Home Realty Corporation	Florida
U.S. Home Realty, Inc.	Texas
U.S. Home Southwest Holding Corp.	Nevada
U.S. Insurors, Inc.	Florida
U.S.H. Realty, Inc.	Maryland
U.S.H. Corporation of New York	New York
U.S.H. Indemnity Co., Ltd.	Bermuda
U.S.H. Los Prados, Inc.	Nevada
UAMC Asset Corp. II	Nevada
UAMC Capital, LLC	Delaware
UAMC Holding Company, LLC	Delaware
UAMC Holdings II	Nevada

Universal American Insurance Agency, Inc. (FL)	Florida
Universal American Insurance Agency, Inc. (Texas)	Texas
Universal American Mortgage Company of California	California
Universal American Mortgage Company, LLC	Florida
University Community Partners, LLC	Delaware
USH (West Lake), Inc.	New Jersey
USH Acquisition Corp.	Delaware
USH Bickford, LLC	California
USH Equity Corporation	Nevada
USH Funding Corp.	Texas
USH Heritage Pom, L.L.C.	Arizona
USH Millennium Ventures Corp.	Florida
USH Woodbridge, Inc.	Texas
USH/JRC River Gate, LLC	Arizona
USH/MJR, Inc.	Texas
USH/SVA Star Valley, LLC	Arizona
USHHH, Inc.	Florida
Via Del Rey Holdings, LLC	Delaware
Victoria Arbors, LLC	California
Villages of Rio Pinar Club, Inc.	Florida
WCP, LLC	South Carolina
West Adams Street L.L.C.	Illinois
West Chocolate Bayou Development Corp.	Texas
West Lake Village L.L.C.	New Jersey
West Van Buren L.L.C.	Illinois
West Van Buren L.L.C.	Illinois
Westbrook Homes, LLC	Delaware
Westchase Development, LLC	Colorado
Westchase, Inc.	Nevada
Westchase, Ltd.	Texas
Westchester Woods L.L.C.	Illinois
Weststone Corporation	Florida
Willowbrook Investors, LLC	New Jersey
Windemere BLC Land Company LLC	California
Winncrest Natomas, LLC	Nevada
Woodbridge Residential Partners, Ltd.	Texas
Wright Farm, L.L.C.	Virginia